UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2007 (May 10, 2007)

AVASOFT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32921	87-0365131
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2206 Plaza Drive, Suite 100 Rocklin, California	95765
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 771-0900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Avasoft, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

  Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01 Changes in Registrant's Certifying Accountant

The Registrant terminated Pritchett, Siler & Hardy P.C. (“PSH”) as the Registrant’s independent auditors effective as of May 10, 2007. This action has been approved by the Registrant’s Board of Directors. PSH served as the Registrant's independent auditors for the Registrant's fiscal years ended December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001, and December 31, 2000 while the Registrant operated under the name “Ventures-United, Inc.” PSH’s reports were for periods prior to the Registrant’s recent reverse merger with Avasoft, Inc., a California corporation, when the Registrant was operating under the name “Ventures-United, Inc.” PSH’s report on the Registrant's consolidated financial statements for the Registrant's fiscal years ended December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001, and December 31, 2000 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

(1)
In PSH’s report dated March 2, 2007 for financial statements for Registrant’s fiscal year ended December 31, 2006, which was prior to the Registrant’s recent reverse merger with Avasoft, Inc., a California corporation, PSH indicated that: “The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has incurred losses since its inception and has not yet established profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regards to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.”

(2)
In PSH’s report dated February 27, 2006, March 31, 2005, January 23, 2004, February 5, 2003, and January 15, 2002 for financial statements for Registrant’s fiscal year ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002, and December 31, 2001, respectively, which was prior to the Registrant’s recent reverse merger with Avasoft, Inc., a California corporation, PSH indicated that: “The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 6 [or Note 2, with regards to the January 15, 2002 report] to the financial statements, the Company has incurred losses since its inception and has no on-going operations.  Further, the Company has current liabilities in excess of current assets.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  Management's plans in regards to these matters are also described in Note 6 [or Note 2, with regards to the January 15, 2002 report].  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.”

(3)
In PSH’s report dated April 10, 2001 for financial statements for Registrant’s fiscal year ended December 31, 2000, which was prior to the Registrant’s recent reverse merger with Avasoft, Inc., a California corporation, PSH indicated that: “The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed Note 2 to the financial statements, the Company has suffered losses since inception and has not yet been successful in establishing profitable operations. Further, the Company does not have adequate working capital. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.”

During the Registrant's former fiscal years ended December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001, and December 31, 2000, and until PSH’s resignation, there were no disagreements with PSH within the meaning of Item 304 of Regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to PSH`s satisfaction, would have caused PSH to make reference to the subject matter of the disagreements in connection with its Reports.

During the Registrant's former fiscal years ended December 31, 2006, December 31, 2005, December 2004, December 31, 2003, December 31, 2002, December 31, 2001, and December 31, 2000, until PSH’s resignation, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has requested PSH to review the disclosure contained herein and has asked PSH to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of PSH’s views, or the respects in which PSH does not agree with the statements contained herein. A copy of PSH’s letter will be filed hereto as an Exhibit in an amendment to this Current Report on Form 8-K.

On May 11, 2007, the Registrant engaged Perry-Smith LLP as the Registrant's outside independent accounting firm. During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Perry-Smith LLP, neither the Registrant nor anyone on the Registrant's behalf consulted with Perry-Smith LLP, regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exh.No.	Description

16.1	Letter from Pritchett, Siler & Hardy, P.C. *

99.1	Letter from the Registrant to Pritchett, Siler & Hardy P.C., dated May 10, 2007.

* To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVASOFT, INC.
(Registrant)

Date: July 11, 2007
/s/ James Wheeler
James Wheeler, Chief Executive Officer